UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
January 2, 2009
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On January 5, 2009, General Growth Properties, Inc. (the “Company”) issued a press release announcing the settlement of the litigation involving Caruso Affiliated Holdings LLC and Glendale Galleria, a California mall owned by the Company’s GGP/Homart II joint venture, of which the Company owns fifty percent. The press release also announced that MB Capital Units LLC converted 42,350,000 common partnership units held in the Company’s operating partnership, GGP Limited Partnership, into 42,350,000 shares of the Company’s common stock. A copy of such press release is being filed as Exhibit 99.1 of this report. The litigation settlement and partnership unit conversion were each effectuated on January 2, 2008.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

99.1	Press release titled “General Growth Announces Litigation Settlement and Operating Partnership Unit Conversion” dated January 5, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Thomas H. Nolan, Jr.
Thomas H. Nolan, Jr.
Interim President

Date: January 5, 2009

EXHIBIT INDEX

Exhibit
Number	Name

99.1	Press release titled “General Growth Announces Litigation Settlement and Operating Partnership Unit Conversion” dated January 5, 2009.